UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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Essex Property Trust, Inc.
(Name of Registrant as Specified In Its Charter)
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Your **Vote** Counts!

ESSEX PROPERTY TRUST, INC.

2022 Annual Meeting
Vote by May 9, 2022
11:59 PM ET



ESSEX
PROPERTY TRUST, INC.

COMPUTERSHARE
P.O. BOX 505000
LOUISVILLE, KY 40233-5000

D66990-P66252-Z81790

You invested in ESSEX PROPERTY TRUST, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 10, 2022.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report/10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 26, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 10, 2022
1:00 PM PT

Virtually at:
www.virtualshareholdermeeting.com/ESS2022

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 01) Keith R. Guericke 02) Maria R. Hawthorne 03) Amal M. Johnson 04) Mary Kasaris 05) Irving F. Lyons, III 06) George M. Marcus 07) Thomas E. Robinson 08) Michael J. Schall 09) Byron A. Scordelis	For
2. Ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2022.	For
3. Advisory vote to approve the Company's named executive officer compensation.	For

NOTE: Also includes authorization to vote upon such other business as may properly come before the meeting and any postponement or adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".

D66991-P66252-Z81790